UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 17, 2008

MERGE HEALTHCARE INCORPORATED
__________________________________________
(Exact name of registrant as specified in its charter)

Wisconsin	0-29486	39-1600938
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6737 West Washington Street, Suite 2250, Milwaukee, Wisconsin		53214-5650
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(414) 977-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 4, 2008, the Board of Directors of Merge Healthcare Incorporated (the "Registrant") accepted the resignations of Kenneth D. Rardin, Chief Executive Officer, Steven R. Norton, Chief Financial Officer, and Gary D. Bowers, President Merge Healthcare North America. On July 17, 2008, the Registrant and Mr. Rardin entered into an agreement (the "Rardin Separation Agreement") whereby Mr. Rardin will receive separation payments in the aggregaate amount of $1,394,000. One payment will be made on or about July 31, 2008 and the other payment will be made on or about January 2, 2009. Each of the payments will be less applicable withholding and other standard deductions. In addition, the Registrant has agreed for 18 months to pay 80% of the Registrant’s premium for continuing insurance coverage under COBRA with Mr. Rardin paying the balance.

On July 17, 2008, the Registrant and Mr. Norton entered into an agreement (the "Norton Separation Agreement") whereby Mr. Norton will receive on or about July 31, 2008 a lump sum separation payment of $548,400, less applicable withholding and other standard deductions. In addition, the Registrant has agreed for 12 months to pay 80% of the Registrant’s premium for continuing insurance coverage under COBRA with Mr. Norton paying the balance.

On July 20, 2008, the Registrant and Mr. Bowers entered into an agreement (the "Bowers Separation Agreement") whereby Mr. Bowers will receive on or about July 31, 2008 a lump sum separation payment of $349,053, less applicable withholding and other standard deductions. In addition, the Registrant has agreed for 12 months to pay 80% of the Registrant’s premium for continuing insurance coverage under COBRA with Mr. Bowers paying the balance.

Generally, the amounts being paid under the Rardin Separation Agreement, the Norton Separation Agreement and the Bowers Separation Agreement are 80% of the applicable severance amounts set forth in each such individual’s employment agreement with the Registrant, as amended.

Each of Mr. Rardin, Mr. Norton and Mr. Bowers have agreed with the Registrant that each of such individual’s non-compete and confidentiality obligations under his employment agreement shall continue in accordance with its terms, and each such individual has entered into a release for the benefit of the Registrant and others that would cover certain claims.

The foregoing summaries of the terms of the Rardin Separation Agreement, the Norton Separation Agreement and the Bowers Separation Agreement are not complete and are qualified in their entirety by reference to the Separation Agreements, which are attached to this Current Report as Exhibits 10.23, 10.24, and 10.25, respectively.

Item 9.01 Financial Statements and Exhibits.

Exhibit 10.23 Separation Agreement between the Registrant and Kenneth D. Rardin entered into as of July 17, 2008.

Exhibit 10.24 Separation Agreement between the Registrant and Steven R. Norton entered into as of July 17, 2008.

Exhibit 10.25 Separation Agreement between the Registrant and Gary D. Bowers entered into as of July 20, 2008.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERGE HEALTHCARE INCORPORATED

July 23, 2008	By:	Craig D. Apolinsky

Name: Craig D. Apolinsky
Title: General Counsel

Top of the Form

Exhibit Index

Exhibit No.	Description

10.23	Exhibit 10.23 Separation Agreement between the Registrant and Kenneth D. Rardin entered into as of July 17, 2008.
10.24	Exhibit 10.24 Separation Agreement between the Registrant and Steven R. Norton entered into as of July 17, 2008.
10.25	Exhibit 10.25 Separation Agreement between the Registrant and Gary D. Bowers entered into as of July 20, 2008.